SUPPLEMENT DATED MAY 1, 1997
                                TO THE PROSPECTUS
                                dated May 1, 1997

TEMPLETON VARIABLE PRODUCTS SERIES FUND TEMPLETON ASSET ALLOCATION FUND - CLASS
 2 TEMPLETON BOND FUND - CLASS 2 TEMPLETON DEVELOPING MARKETS FUND - CLASS 2 TEMPLETON INTERNATIONAL FUND - CLASS 2 TEMPLETON STOCK FUND - CLASS 2

The discussion under "Risk Factors" is amended by adding the following text:
  Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.